UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19989	72-1211572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The disclosures set forth in Item 3.03 below are incorporated by reference into this Item 1.01.
Item 3.03. Material Modification to Rights of Security Holders.
On March 9, 2016 (the “Execution Date”), Stratus Properties Inc. (the “Company”) entered into a Second Amended and Restated Rights Agreement (the “Amended Rights Agreement”) with Computershare Inc., as rights agent (the “Rights Agent”). The Amended Rights Agreement amends and restates the Amended and Restated Rights Agreement dated as of April 13, 2012 between the Company and the Rights Agent, as amended May 28, 2015 (the “Prior Rights Agreement”). The Amended Rights Agreement is designed to proactively assure that all of the Company’s stockholders receive fair and equal treatment in the event of a proposed acquisition of the Company, to guard against tactics to gain control of the Company without paying all stockholders a premium for that control and to enable all of the Company's stockholders to realize the value of their investment in the Company. The Company’s board of directors (the “Board”) adopted the Amended Rights Agreement because it believed that it was in the best interest of stockholders and consistent with the Board’s focus on increasing stockholder value.
The Amended Rights Agreement became effective immediately and includes, among other things, the following changes to the Prior Rights Agreement:

•	Accelerates the expiration date of the rights subject to the Amended Rights Agreement (the “Rights”) by over one year, from May 29, 2018 to March 9, 2017.

•	Reduces the beneficial ownership threshold that will trigger the Rights from 25% to 15%.

•
Provides that grandfathered persons, defined as beneficial owners of 15% or more of the outstanding shares of the Company’s common stock as of the Execution Date, will not be deemed “Acquiring Persons” under the Amended Rights Agreement, but will be restricted from acquiring 1% or more additional shares of the Company’s common stock.

•
Changes the exercise price for each one one-hundredths of a share of Series C Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company pursuant to the exercise of a Right from $40 to $88.

•	Expands the definition of “Acquiring Person” to include persons acting in concert.

•	Expands the definition of “Beneficial Ownership” to include certain derivatives.
The foregoing summary of the Amended Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Amended Rights Agreement, which is filed as an exhibit hereto and incorporated by reference into this Item 3.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The Exhibit included as part of this Current Report on Form 8-K is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
----------------------------------------
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)
Date: March 10, 2016

Stratus Properties Inc.
Exhibit Index

Exhibit Number
4.1	Second Amended and Restated Rights Agreement dated as of March 9, 2016 between Stratus Properties Inc. and Computershare Inc., as Rights Agent.